SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 17, 1999


                       Good Times Restaurants Inc.
            (Exact name of registrant as specified in its charter)

           Nevada                  0-18590                     84-1133368
(State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)          File Number)              Identification No.)



601 Corporate Circle
Golden, CO                                                        80401
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (303) 384-1400


                                     N/A
           (Former name or former address, if changed since last report)


Item 5.   Other Events.

   On March 17, 1999, Good Times Restaurants Inc. announced that it had entered into an agreement to sell 350,000 shares of its common stock at $3.00 per share to The Bailey Company, a principal shareholder of Good Times Restaurants. The press release announcing this development is furnished as
Exhibit 99.1 to this report.

Item 7.   Financial Statements and Exhibits.

     (a)   None.
     (b)   None.
     (c)   The following exhibit is furnished as part of this report:

           Exhibit 99.1 Press release of Good Times Restaurants Inc. dated March 17, 1999.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 1999                GOOD TIMES RESTAURANTS INC.

                                         /s/ Boyd E. Hoback
                                     By: ___________________________________
                                         Boyd E. Hoback, President